UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Synthesis Energy Systems, Inc.
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Explanatory Note

This filing consists of a copy of a presentation made by certain representatives of Synthesis Energy Systems, Inc. (the “Company”) on April 18, 2012 at the 2012 World CTL Conference in Beijing, China.

Additional Information

In connection with the proposed transaction, the Company has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and to mail the definitive proxy statement to the Company’s stockholders. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statements to be filed, by the Company with the SEC.

You may obtain the preliminary proxy statement, and when available the definitive proxy statement, for free by visiting EDGAR on the SEC web site at www.sec.gov. Stockholders and investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Exhibit 99.1

Synthesis Energy Systems, Inc CTL Development Around the Globe Ms. Carrie C. Thompson Vice President, Business Development & Technology Application 2012 World CTL Conference Beijing, China UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY
Forward-looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, Inc., a Delaware corporation (the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the Company's early stage of development, its estimate of the sufficiency of existing capital sources, the Company's ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, the Company's results of operations in foreign countries and its ability to diversify, its ability to maintain production from the Company's first plant in the ZZ joint venture project, our ability to complete the expansion of the Zao Zhuang project, our ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, our ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, and the sufficiency of internal controls and procedures. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
Synthesis Energy Systems Three pronged global strategy Technology & Equipment Project Investments Integrated Coal Resource Projects - SRS JV Proven application for low rank coal & coal wastes Enabling renewable energy products - biomass gasification Operating commercial facility for 4 years - China Second commercial project to startup July 2012 - China Company headquarters in Houston, Texas, USA Asia business & engineering center in Shanghai, China Business development support in New Delhi, India Our advanced technology creates value by unlocking the potential of low rank coals and biomass
CTL Market Overview Coal to Liquids Options Diesel Gasoline Methanol (M15 & M85) CTL economic at oil prices of $60-$100/barrel Major growth in China, Australia, US and India; these four countries account for over 50% of global coal reserves Source: IEA World Energy Outlook 2011
Coal to Gasoline Reference Project Based on SES' U-GAS(r) technology Location: USGC Products: Gasoline + LPG Product Rates: 18,000 bpd Gasoline at $2.73/gal ($114.66/bbl) 1,850 bpd LPG at $1.53/gal ($64.26/bbl) Feedstock: Sub-bituminous Feed Rate: 10,410 mtpd at $20/mt delivered Capital Cost: $2.8B* Pressure: 40 bar(g) Unlevered IRR: 18% *Excludes Owner's Cost, Financing, and Escalation
The Carbon Effect How does CO2 legislation impact project economics
Regional Sensitivities CTL outlook around the world Capital cost key driver in project economics variances are attributed to labor and productivity Coal pricing is based on expected long term procurement USGC - PRB railed/barged from Wyoming US Wyoming - mine mouth PRB Australia - mine mouth sub-bituminous coal China - locally available coal (minimal control over delivery or cost) India - local, high ash sub-bituminous F-grade coal Country Capital Scalar Coal Cost Gasoline Price Unlevered IRR US Gulf Coast 100% $20/mt $115/bbl 18% US Wyoming 120% $5/mt $115/bbl 16% Australia 131% $55/mt $217/bbl 24% China 60% $100/mt $136/bbl 35% India 80% $45/mt $165/bbl 23%
SES' CTL Project Updates Action in Australia, India & US Coalworks Limited, New South Wales, Australia Update of modeling and cost estimate for high pressure case for 7,000 bpd CTL project ambreCTL, Queensland, Australia Completed coal analysis and preliminary testing at GTI Completed one-week coal campaign at ZZ plant on Australian coal Completed gasification technology input into Feasibility Study for 18,000 bpd project in Felton, Queensland Jindal Steel & Power, Orissa, India Submitted technical information package for 80,000 bpd CTL plant at Angul site One of final technologies in evaluation -technology selection pending Confidential client, Wyoming, US Performing coal testing and feasibility study work for confidential customer for large scale CTL project - mine mouth PRB coal
Zao Zhuang ("ZZ") - Shandong Province JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH) Proven U-GAS(r) performance with successful commercial operation; 4 yrs Designed for 22,000 Nm3/hr of clean syngas on coal washing waste (40 wt% ash) High syngas availability...over 97% average 30% turndown of design syngas rate Demonstrated on high ash middlings (55 wt%), ROM bituminous, high ash sub-bit, & lignite Successful third party commercial coal testing Yima Coal Industry Group Inner Mongolian Lignite Ambre Energy Yankuang Yishan Chemical Company Proven Commercial Scale Operation Zao Zhuang Coal to MeOH
Construction Update Yima Coal to MeOH Project Joint Venture with Yima Industry Group (75% Yima / 25% SES) Phase I of $4B coal to chemicals facility nearing end of construction Product: Phase 1 = 300,000 mtpy of MeOH Feed: 2,400 mtpd of up to 45%wt ash coal Location: Henan Province, China Syngas start-up scheduled for July 2012; MeOH production in 4Q12

Helping to grow global market opportunities for CTL through support of projects in Australia, India, & US Has the only commercially available gasification technology to address low quality coal (>35% ash) Has proven technology at commercial scale in China for chemicals production 2nd plant coming online in China for MeOH production Enabling the Success of CTL Globally